RIVERO, GORDIMER and COMPANY, PA	Exhibit 99.1

Certified Public Accountants

Member:

American Institute of Certified Public Accountants

Florida Institute of Certified Public Accountants

Cesar J. Rivero	Marc D. Sasser
Richard Gordimer	Lionel D. Martinez
Herman V. Lazzara	Sam A. Lazzara
Stephen G. Douglas	Michael E. Helton

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

We have audited the consolidated balance sheet of Quality of Life Holdings, Inc., Subsidiaries, and Affiliate (collectively, the “Company”) as of December 31, 2006, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quality of Life Holdings, Inc., Subsidiaries, and Affiliate as of December 31, 2006, and the results of its operations, changes in stockholders’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

RIVERO, GORDIMER and COMPANY, PA

Tampa, Florida

July 13, 2007

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

CONSOLIDATED BALANCE SHEET

December 31, 2006

ASSETS

CURRENT ASSETS	
Cash	$ 14,838
Accounts receivable - net of allowance for doubtful accounts	1,177,372
Due from related parties	599,035
Prepaid expenses and other assets	11,473
Total current assets	1,802,718
FURNITURE, FIXTURES AND EQUIPMENT - net of accumulated depreciation	51,716
DEPOSITS	64,357
TOTAL ASSETS	$ 1,918,791

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES	
Current maturities of due to Medicare	$ 91,881
Accounts payable	338,668
Accrued liabilities	423,963
Payroll tax liability	1,666,223
Deferred revenue	645,163
Total current liabilities	3,165,898
DUE TO MEDICARE - less current maturities	53,008
COMMITMENTS AND CONTINGENCIES	-
CONVERTIBLE LOANS	105,000
STOCKHOLDERS' EQUITY	
Common stock, par value $0.00; authorized and outstanding 1,000 shares	-
Additional paid-in capital	1,000
	1,000
Accumulated deficit	(1,406,115)
	(1,405,115)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,918,791

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2006

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the year ended December 31, 2006

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2006

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A description of the business and a summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follow:

1.	Basis of Consolidation

The consolidated financial statements include the accounts of Quality of Life Holdings, Inc. (a Florida corporation incorporated in 2004), its wholly-owned subsidiaries, and its affiliate, GSADL, Inc. (collectively the “Company”). All material inter-company transactions and accounts have been eliminated in consolidation.

The wholly-owned subsidiaries of Quality of Life Holdings, Inc. are as follows:

Company	Florida Home Health Care District	Date of Incorporation

Quality of Life Home Health Services, Inc.	5	1994
Quality of Life Home Health Services of
Hillsborough, Inc.	6	1996
Quality of Life Homecare of Hernando, Inc.	3	2005

GSADL, Inc. (“GSADL”) is an affiliated company through common ownership that was formed in 2006. GSADL is in a development stage to provide similar services as the wholly-owned subsidiaries of Quality of Life Holdings, Inc. During the year ended December 31, 2006, GSADL had no revenues and approximately $36,000 in expenses.

2.	Description of the Business

The Company is a Medicare-certified home health agency providing skilled nursing, rehabilitation therapy (PT/OT/ST), medical social work services and home health aides. Beyond Medicare’s traditional home-based services, the Company’s focus is providing lifestyle and wellness programs for residents of group living (assisted living facilities, independent living facilities, mobile home parks, HUD subsidized housing, public housing, etc.).

Headquartered in Largo, Florida with three additional office locations, 13 wellness center locations and 20 additional wellness programs, the Company currently serves 4 counties in Western Florida with the potential to expand to a total of 24 counties within the currently licensed districts.

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

As part of that expansion, the Company entered into a lease on June 1, 2007 for office space in Lakeland, Florida, to be used as a Drop Site for clinicians visiting patients. Management anticipates filing an application with the State of Florida for licensure to establish a formal home health care office at this location. The opening of the new office will expand the Company’s current operation into a fifth county.

3.	Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives. Leasehold improvements are amortized over the shorter of the estimated useful life of the improvements or the lease-term, whichever is shorter.

The estimated useful lives of depreciable assets are as follows:

Estimated Useful
Life in Years

Leasehold improvements	3 -10
Computer equipment	3 - 5
Office and other equipment	5 - 7

4.	Long-Lived Assets

SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets, specifies circumstances in which certain long-lived assets must be reviewed for impairment. Application of this standard for 2006 has resulted in no impairment.

5.	Capitalization Policies

Maintenance, repairs and minor replacements are charged to expense as incurred. Major renovations and replacements are capitalized to appropriate property and equipment accounts. Upon sale or retirement of property, the cost and related accumulated depreciation are eliminated from the accounts, and the related gain or loss is recognized.

6.	Deferred Revenues

Patients covered by Medicare are billed under a 60 day treatment period by which the Company bills at the beginning of a treatment plan the full amount expected to be received. At any financial reporting period, the Company calculates the amount of revenue earned based on the number of days of treatment provided to the patient. Any amount billed in excess of the revenue earned is treated as unearned revenue and recorded as deferred revenue in the Company’s consolidated balance sheet.

Quality of Life Holdings, Inc., Subsidiaries, and Affiliate

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

7.	Net Revenues

The Company is paid for its services primarily by governmental third-party reimbursement programs, commercial insurance companies, and patients. Revenues are recorded at established rates in the period during which the services are rendered. Appropriate allowances to give recognition to third party payment arrangements are recorded when the services are rendered.

Laws and regulations governing the Medicare program are extremely complex and subject to interpretation. It is common for issues to arise related to: 1) the determination of cost-reimbursed revenues, 2) medical coding, particularly with respect to Medicare, 3) patient eligibility, and 4) other reasons unrelated to credit risk, all of which may result in adjustments to recorded revenue amounts.

Management continuously evaluates the potential for revenue adjustments and when appropriate makes adjustments for losses based upon the best available information. There is at least a reasonable possibility that recorded estimates could change by material amounts in the near term. Approximately 99% of the Company's revenues are earned on a "fee for service” basis.

Concentrations in the Company’s accounts receivable were as follows at December 31, 2006:

Percent

Medicare	99%
All other payers	1%

100%

The ability of payors to meet their obligations depends upon their financial stability, future legislation, and regulatory actions. The Company does not believe there are any significant credit risks associated with receivables from governmental third-party reimbursement programs.

The allowance for doubtful accounts principally consists of management’s estimate of amounts that may prove uncollectible for coverage, eligibility, and technical reasons and approximated $14,000 at December 31, 2006.

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

8.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Refer also to Net Revenues above and to Note B - Healthcare Reform Legislation, Regulations, and Market Conditions.

9.	Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, payables, and debt instruments. The book values of cash, accounts receivable, and payables are considered representative of their respective fair values. The fair value of the Company’s debt instruments approximates their carrying values as substantially all of such debt has rates which fluctuate with changes in market rates.

10.	Advertising Costs

The Company expenses the costs of advertising as incurred. Advertising expense was $37,834 for the year ended December 31, 2006.

NOTE B - HEALTHCARE REFORM LEGISLATION, REGULATIONS, AND MARKET CONDITIONS

The healthcare industry has experienced and is expected to continue to experience extensive and dynamic change. In addition to economic forces and regulatory influences, continuing political debate is subjecting the healthcare industry to significant reform. Healthcare reforms have been enacted and proposals for additional changes are continuously formulated by departments of the federal government, congress, and state legislatures.

Government officials can be expected to continue to review and assess alternative healthcare delivery systems and payment methodologies. Changes in the law or new interpretations of existing laws may have a dramatic effect on the definition of permissible or impermissible activities, the relative cost of doing business, and the methods and amounts of payments for medical care by both governmental and other payors. Legislative changes to “balance the budget” and slow the annual rate of growth of expenditures are expected to continue. Such future changes may further impact reimbursement. There can be no assurance that future legislation or regulatory changes will not have a material adverse effect on the operations of the Company.

NOTE B - HEALTHCARE REFORM LEGISLATION, REGULATIONS, AND MARKET CONDITIONS- Continued

The Company cannot predict what additional government regulations may be enacted in the future affecting its business or how existing or future laws and regulations might be interpreted or whether the Company will be able to comply with such laws and regulations in its existing or future markets.

NOTE C – DUE FROM RELATED PARTIES

The Company makes advances to and payments on the behalf of entities related to the Company through common ownership. The advances have no terms for repayment and do not bear interest (see Note O – Subsequent Events).

NOTE D – FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment consisted of the following at December 31, 2006:

Computer equipment	$ 218,740
Leasehold improvements	12,601
Office and other equipment	6,295
237,636
Less accumulated depreciation	(185,920)

$ 51,716

Depreciation and amortization expense was $25,424 for the year ended December 31, 2006.

NOTE E - DEPOSITS

Included in deposits at December 31, 2006 is a deposit with the Company’s prior workers’ compensation insurance provider in the amount of approximately $47,000. The Company and the prior insurance provider are currently in litigation, and management considers the deposit to be collectible.

NOTE F - ACCRUED LIABILITIES

Accrued liabilities consisted of the following at December 31, 2006:

Wages and employee benefits	$ 382,475
Other accrued liabilities	41,488

$ 423,963

NOTE G – PAYROLL TAX LIABILITY

The Company’s payroll tax liability balance includes delinquent payroll taxes and related penalties and interest through December 31, 2006. The balance includes payroll taxes from 2004, related penalties and interest totaling approximately $915,000 (the “2004 taxes”). The Company entered a payment plan agreement in September 2005 for settlement of the 2004 taxes. The agreement requires the Company to make monthly payments of $25,000 which includes additional penalties and interest, as well as requiring the Company to make all payroll tax deposits related to current payroll on a timely basis. As the Company also became delinquent on its 2006 payroll taxes, as noted below, the entire balance of the 2004 taxes, penalties and interest are shown as current liabilities. The Internal Revenue Service has a lien for the unpaid 2004 taxes, penalties and interest.

In addition to the 2004 payroll tax liability noted above, the Company’s payroll tax liability at December 31, 2006 includes approximately $751,000 of delinquent 2006 payroll taxes, penalties and interest (the “2006 taxes”). See subsequent events for settlement of the 2006 taxes.

NOTE H – DUE TO MEDICARE

The Company entered into a payment plan with the Centers for Medicare and Medicaid Services in March 2004 for overpayments from Medicare in the fiscal monitoring years ended July 31, 1998 and August 31, 1998 for two different subsidiaries of the Company. The Company makes monthly payments of $8,660, which includes interest payments of 12%.

Due to Medicare consisted of the following at December 31, 2006:

Maturities of due to Medicare at December 31, 2006, are as follows:

NOTE I – CONVERTIBLE LOANS

In June 2005, the Company entered into loans giving the holder the option to convert the loan into the Company’s common stock, equaling 2.1% of all outstanding common stock at the date of the conversion. The Company makes interest only monthly payments at 8%. At

December 31, 2006, management does not intend to make any principal payments during the year ending December 31, 2007.

NOTE J - INCOME TAXES

The Company, with the consent of its stockholders, elected to be an ’S Corporation under the Internal Revenue Code, whereby the stockholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in the consolidated financial statements.

NOTE K - RETIREMENT PLAN

The Company administers a 401k defined contribution retirement plan for the benefit of its employees who have completed 90 days of service and been credited with 1,000 hours of service as defined by the plan agreement. The Company may elect to match contributions in an amount equal to one-quarter of the first 5% of each participant’s contribution to the plan. 401k assets are held by an independent trustee, are not assets of the Company, and accordingly, are not reflected in the Company’s balance sheet. The Company’s retirement plan expense was approximately $1,491 for the year ended December 31, 2006.

NOTE L - COMMITMENTS AND CONTINGENCIES

1.	Leases

The Company leases certain real estate, office space, and equipment under non-cancelable operating leases that expire at various dates through May 2011 and contain various renewal and escalation clauses. Rent expense amounted to $280,847 for the year ended December 31, 2006.

NOTE L - COMMITMENTS AND CONTINGENCIES - Continued

The future minimum rental payments under these leases are as follows:

2	Legal Proceedings

The Company is currently and from time to time subject to claims and suits arising in the ordinary course of its business. In the opinion of management, the ultimate resolution of any of these pending claims and legal proceedings will not have a material effect on the Company’s financial position or results of operations.

NOTE M – RELATED PARTY TRANSACTIONS

The Company leases office space under a non-cancelable operating agreement from a related entity. Total rent expense paid to the related entity for the year ended December 31, 2006 was approximately $38,000.

NOTE N – HOME OFFICE OVERHEAD

The Company operates its home office in Largo, Florida. All costs related to the home office are included in general and administrative expenses in the consolidated statement of operations for the year ended December 31, 2006. The home office costs and other general and administrative costs are summarized below:

NOTE O – SUBSEQUENT EVENTS

1	Cash Received from Related Party

In April 2007, the Company received approximately $520,000 from a related party, which was used to satisfy its 2006 payroll tax liability.

2	Articles of Incorporation Amended

In June 2007, the Company amended their Articles of Incorporation to authorize additional shares of common stock and change the par value to $0.01.

3	Letter of Intent for the Sale of Assets

The Company entered into a non-binding Letter of Intent in June 2007 to sell substantially all of its assets to an unrelated third party.

4	2007 Payroll Tax Liability

As of July 13, 2007, the Company is delinquent on the payment of its 2007 payroll taxes to date. The total outstanding balance including penalties and interest approximates $600,000.

5	Letter of Credit

On July 13, 2007, the Company received a Letter of Credit, in the amount of $800,000, to be used in the Company’s operations.